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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  November 11, 1997
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                                HomeBase, Inc.
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             (Exact name of registrant as specified in its charter)

                                   DELAWARE
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                 (State or other jurisdiction of incorporation)

           1-10259                                               33-0109661
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(Commission File number)                                 (I.R.S. Employer Identification No.)

Support Center Offices       3345 Michelson Drive,       Irvine, California                 92715
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(Address of principal executive offices)                                                    (Zip Code)

Registrant's telephone number, including area code       (714) 442-5000
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         (Former name or former address, if changed since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.
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         On November 11, 1997, HomeBase, Inc. (the "Company") issued a press release in the form attached hereto as Exhibit 99.1.

  An investment in the Company's common stock and its other securities involves a high degree of risk. Prospective investors should carefully consider the following risk factors, in addition to the other information publicly disclosed by the Company.

  The Company's press releases, public filings and other information provided to investors contain forward looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, that involve risks and uncertainties. These statements include statements regarding the intent, belief or current expectations of the Company, its directors or its officers with respect to, among other things: (i) the financial prospects of the Company;
(ii) the number and location of stores to be opened or remodeled in future periods; (iii) the Company's financing plans; (iv) trends affecting the Company's financial condition or results of operations; (v) the Company's growth strategy and operating strategy; (vi) trends in the home improvement industry;
(vii) utilization of the Company's capital resources; and (viii) the declaration and payment of dividends. Prospective investors are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. The accompanying information contained in this Form 8-K under "Risk Factors," identifies important factors that could cause such differences.

                                 RISK FACTORS

  ACCELERATED GROWTH STRATEGY. The Company is implementing a strategy designed to strengthen its market position in the western United States and improve its profitability. Specifically, the Company plans to accelerate its store remodeling program, to increase the pace of new store openings and to close three unprofitable stores. The Company expects to complete the remodeling of approximately eight stores during fiscal 1997 and 17 stores in the first quarter of fiscal 1998. The Company estimates that this remodeling program will require additional capital expenditures aggregating $17 million over approximately the next six months. The Company expects to fund this remodeling program with its capital resources. There can be no assurance that the Company will be able to complete this remodeling program on schedule or that remodeled stores will realize an improvement in net sales or comparable store sales. Furthermore, the Company may experience a negative impact on sales and margins at remodeled stores during the remodel period.

  The Company opened two new stores in fiscal 1997 and intends to open approximately two to four new stores during fiscal 1998. The Company expects that the pace of expansion will increase to opening eight to ten stores in each of fiscal 1999 and fiscal 2000, instead of the previously planned two to four stores per year. The Company estimates that it will cost approximately $4.5 million to open each of these new stores (excluding land acquisition and building development costs). The Company's ability to open new stores on a timely and profitable basis is subject to various contingencies, some of which are beyond the Company's control. These contingencies include the Company's ability to (i) find suitable new warehouse store locations of sufficient size and at acceptable prices, (ii) acquire the necessary governmental and regulatory permits and approvals, including all necessary zoning and development permits, (iii) construct the warehouse stores at budgeted cost and in a timely manner, (iv) hire and train sufficient numbers of qualified store managers and staff for new stores, and (v) integrate these new warehouse stores into the Company's operations. There can be no assurance that the Company will achieve its planned expansion or that the Company's new or remodeled stores will achieve sales, gross profit or operating income comparable to existing stores. Although the Company's management carefully selects new store locations, there can be no assurance that the opening of additional HomeBase stores in existing markets will not negatively impact same store sales at existing locations.

  The accelerated growth strategy will require an increase in Company personnel, particularly store managers and sales associates, who possess the training and experience necessary to meet the Company's customer service standards. The Company may find it difficult to attract, develop and retain the personnel necessary to pursue its growth strategy successfully. The
Company will also need to continually evaluate the adequacy of its management information systems, including its inventory control and distribution systems, and in the future will need to upgrade or reconfigure its management information systems to support its planned expansion. Moreover, as the Company grows, it will need to continually analyze the sufficiency of its warehouse and distribution space and will require additional facilities in order to support such growth. The inability of the Company to attract and retain the necessary personnel, to expand and enhance its management information systems, or to increase its warehouse and distribution space to support its growth strategy could have a material adverse effect on the Company's results of operations and financial condition.

  The Company's operating results and financial condition could be materially adversely affected if it encounters difficulties in implementing any part of its accelerated growth strategy. There can be no assurance that the Company will be able to successfully implement its accelerated growth strategy or that such strategy, if successfully implemented, will result in an improvement of the Company's operating results.

  COMPETITION. The home improvement, hardware and garden businesses are all highly competitive. The Company competes with a large number and variety of wholesalers and retailers, including several large national chains in the home improvement warehouse merchandising business, some of which have significantly greater financial and marketing resources than the Company. Major competitors of the Company that use the warehouse store format include The Home Depot, Inc., Eagle Hardware & Garden, Inc. and Builder's Square Inc. Competition exists primarily in the areas of price, product selection, location, service and name recognition. Competitive factors could require price reductions or cause an increase in operating costs, including increases in expenditures for marketing and customer service, that would adversely affect the Company's operating results. The Company will also experience competition for qualified personnel and for suitable new store locations of sufficient size at acceptable prices. There can be no assurance that the Company will be able to continue to compete effectively.

  Some markets in which the Company currently operates or might operate in the future may already be at or near the saturation point in terms of warehouse stores competitive with the Company's. Certain of the Company's principal competitors appear to have a strategy of clustering stores within or saturating markets in which they operate, or of placing their warehouse stores so close to the Company's stores as to directly challenge the Company's competitive position in such markets. Such strategies could have a material adverse effect on the Company's current operations and upon the profitability of the Company's accelerated growth strategy. Approximately 95% of the Company's stores have at least one home improvement warehouse retailer within their trading areas at an average distance of approximately three miles. The Company expects that its existing competitors, some of whom have either expansion plans in place or may seek to imitate the Company's strategy, will open additional stores in the Company's current market areas, which could adversely affect the Company's competitive position.

  ABSENCE OF OPERATING HISTORY AS A SEPARATE COMPANY. Prior to July 28, 1997, the business of the Company was operated as a division of a much larger company, and the Company thus does not have a significant operating history as a separate stand-alone company. Prior to July 28, 1997, the Company, then known as Waban Inc. ("Waban"), operated through two divisions--the HomeBase Division (the "HomeBase Division") and the BJ's Wholesale Club Division (the "BJ's Division"). As of July 26, 1997, the Company transferred all of the net assets of its BJ's Division to its newly-formed subsidiary, BJ's Wholesale Club, Inc. ("BJI"). On July 28, 1997, the Company distributed to its stockholders on a pro rata basis all of the outstanding common stock of BJI (the "Distribution").

  Prior to the Distribution, each of the BJ's Division and the HomeBase Division had access to the cash flow generated by the other and to Waban's credit, which was based on the combined assets and operating results of the BJ's Division and the HomeBase Division. The ability of the Company to access credit facilities and capital markets in the future will depend on its financial performance as a separate stand-alone company. To the extent the Company experiences reduced access to capital or higher capital costs, the Company may have difficulty financing its growth strategy, which could have a material adverse effect on the Company's results of operations and financial condition.

  RELIANCE ON CERTAIN MARKETS. The Company's home improvement stores are located in the western United States, more than half of them in California. The Company has been adversely affected from time to time by economic downturns experienced in its geographic markets, and future economic downturns in such regions could adversely affect the Company. In particular, the performance of the Company's stores in recent years has been affected by the downturn in the Southern California housing market. Although the Company believes that the Southern California housing market is experiencing a recovery, there is no assurance that such recovery will continue or that such recovery, if sustained, would improve the Company's operating results. In addition, the Company is subject to other regional risks, including those related to or arising out of weather conditions, natural disasters, and state and local government regulation. The occurrence of any of the events described above may have a material adverse effect on the Company's results of operations and financial condition, and on its store expansion and remodeling program.

  SEASONALITY AND QUARTERLY RESULTS. The Company's quarterly operating results have fluctuated in the past and are expected to fluctuate in the future as a result of a variety of factors, including the timing of store openings and related preopening expenses, weather conditions, price increases by suppliers, actions by competitors, conditions in the home improvement industry in general, regional and national economic conditions and other factors. The Company's sales and earnings are typically lower in the first and fourth fiscal quarters than they are in the second and third fiscal quarters, which correspond to the most active season for home improvement. The Company believes its financial results will continue to reflect these seasonal patterns.

  COMPARABLE STORE SALES. A variety of factors affects the Company's same store sales, including, among others, the timing and concentration of new store openings, actions of competitors (including the opening of additional stores in the Company's markets), the retail sales environment, general economic conditions, weather conditions and the Company's ability to execute its business strategy effectively. In recent years, the Company's comparable stores sales have been negatively affected by increased competition and the depressed economic conditions in its major markets, particularly Southern California. There can be no assurance that these and other factors will not result in further declines or fluctuations in comparable store sales, which could have a material adverse effect on the Company's results of operations and financial condition.

  ENVIRONMENTAL RISKS AND REGULATIONS. As is the case with any owner or operator of real property, the Company is subject to a variety of federal, state and local governmental regulations relating to the use, storage, discharge, emission and disposal of hazardous materials. Failure to comply with environmental laws could result in the imposition of severe penalties or restrictions on operations by governmental agencies or courts of law which could adversely affect operations. The Company does not have environmental liability insurance to cover such events. The Company has engaged and may engage in real estate development projects and owns several parcels of real estate on which its stores are located. While the Company is unaware of any significant environmental hazard on properties it owns or has owned, or operates or has operated, in the event of any discovery of such hazard, severe penalties, including the costs of remediation, could be sought against the Company, which could have a material adverse effect on the Company's results of operations and financial condition.

  DEPENDENCE ON KEY INDIVIDUALS. The Company's success depends in large part on the abilities and continued service of Herbert J. Zarkin, the Company's Chairman of the Board, and Allan P. Sherman, the Company's President and Chief Executive Officer. There can be no assurance that the Company will be able to retain the services of Messrs. Zarkin and Sherman. The loss of the services of either of Messrs. Zarkin or Sherman could have a material adverse effect on the Company's results of operations and financial condition.

  CONSEQUENCE OF FAILURE TO QUALIFY AS TAX FREE SPIN-OFF. Prior to the Distribution, the Company received a letter ruling (the "Letter Ruling") from the Internal Revenue Service ("IRS") to the effect that, for Federal income tax purposes, the Distribution and certain related asset transfers would qualify as a spin-off under Section 355 of the Internal Revenue Code of 1986, as amended (the "Code") that would be tax free to the Company and the holders of the Company's Common Stock at the time of the Distribution. The Letter Ruling is based on and subject to certain assumptions, facts, representations and advice provided by the Company, BJI, holders of 5% or more of the Company's Common Stock and the Company's financial advisor at the time of the Distribution. Although the Company is not aware of any facts or circumstances that would make such assumptions, facts, representations and advice unobtainable or untrue, certain future events not within the control of the Company and BJI, including, for example, an IRS challenge to the Distribution in the event that BJI or the Company is acquired before the end of the Company's fiscal year 1999, could cause the Distribution not to qualify for tax-free treatment, resulting in adverse consequences to the Company.

  POTENTIAL CONFLICTS OF INTEREST; MANAGEMENT OVERLAP. The interests of BJI and the Company may potentially conflict due to the ongoing relationships between the companies. Such sources of conflict include the fact that the Company remains liable for certain contractual obligations of BJI, including BJI leases, and the other arrangements between the parties regarding lease liabilities. In addition, Herbert J. Zarkin currently holds the executive offices of Chairman of the Company's board of directors and Chairman of the BJI board of directors, Lorne R. Waxlax serves as a member of the board of directors of both the Company and BJI and Edward J. Weisberger serves as an officer and director of both the Company and BJI. Appropriate procedures are being followed by the board of directors of the Company to limit the involvement of Messrs. Zarkin, Weisberger and Waxlax in conflict situations, including requiring them to abstain from voting as directors of the Company on certain matters.

  SUBORDINATION. The 5.25% convertible subordinated notes due 2004 (the "Notes") intended to be sold as described in the press release in the form attached to this Form 8-K as Exhibit 99.1, will be unsecured and subordinated in right of payment to all existing and future Senior Debt of the Company. As a result, in the event of the Company's liquidation or insolvency, a payment or covenant default with respect to Senior Debt, or upon acceleration of the Notes due to an event of default, the assets of the Company will be available to pay obligations on the Notes only after all Senior Debt has been paid in full, and there may not be sufficient assets remaining to repay in full all of the Notes then outstanding. The Notes will also be effectively subordinated in right of payment to all indebtedness and other liabilities, including trade payables, of the Company's subsidiaries. The incurrence of additional indebtedness and other liabilities by the Company or its subsidiaries could adversely affect the Company's ability to pay its obligations on the Notes. Senior Debt includes substantially all indebtedness of the Company other than all indebtedness that is made subordinate to or pari passu with the Notes by the instrument creating the indebtedness. As of October 25, 1997, after giving effect to the sale of the Notes and the application of the net proceeds therefrom, the Company would have had approximately $29.2 million of Senior Debt outstanding, and the Company's subsidiaries would have had approximately $0.5 million of indebtedness and other liabilities.

  REPURCHASE OF NOTES AT THE OPTION OF HOLDERS UPON CERTAIN EVENTS; AVAILABILITY OF FUNDS. If certain events occur, each holder of the Notes will have the right to require the Company to repurchase the Notes in whole or in part at a redemption price of 100% of the principal amount thereof, plus accrued interest to the repurchase date. If such an event were to occur, there can be no assurance that the Company would have the financial resources or be able to arrange financing on acceptable terms to pay the repurchase price for all the Notes as to which the purchase right is exercised. Further, any repurchase in connection with such an event could, depending on the circumstances and absent a waiver from the holders of Senior Debt, be blocked by the subordination provisions of the Notes. Failure by the Company to repurchase the Notes when required may result in an event of default with respect to the Notes (and with respect to Senior Debt) whether or not such repurchase is permitted by the subordination provisions.

  ABSENCE OF PRIOR PUBLIC MARKET; TRANSFER RESTRICTIONS; LIMITED TRADING HISTORY. The Notes have not been registered under the Securities Act and will be subject to significant restrictions on resale. There is no existing market for the Notes and there can be no assurance as to the liquidity of any markets that may develop for the Notes, the ability of the holders to sell their Notes or the price at which holders of the Notes may be able to sell their Notes. Future trading prices of the Notes will depend on many factors, including, among other things, prevailing interest rates, the Company's operating results, the price of the Common Stock and the market for similar securities. The initial purchaser of the Notes has informed the Company that it intends to make a market in the Notes offered hereby; however, such initial purchaser is not obligated to do so, and any such market making activity may be terminated at any time without notice to the holders of the Notes. The Notes have been designated for trading in the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") market; however, the Company does not intend to apply for listing of the Notes on any securities exchange.

  The Common Stock of the Company on a stand-alone basis has a very limited trading history. The unadjusted reported sales prices for Common Stock for all periods prior to July 29, 1997 (the first date after the Distribution on which the Company's Common Stock was traded on the NYSE) reflect the sales prices for the combined Waban enterprise including the BJ's Division and the HomeBase Division. Accordingly, purchasers of the Company's securities will incur the risks associated with the reduced predictability and potentially greater Common Stock price volatility arising from such a short trading history.

  DIVIDEND POLICY. The Company has never paid or declared a cash dividend and the Company does not intend to pay or declare any cash dividends on the Common Stock in the future. The principal bank credit facility to which the Company is a party does not permit the Company to pay cash dividends. The declaration and payment of dividends by the Company will be at the discretion of the board of directors of the Company. There can be no assurance that any dividends will be paid in the future.

  CONTINUING OBLIGATIONS OF THE COMPANY FOR CERTAIN LEASE LIABILITIES AFTER THE DISTRIBUTION. Pursuant to the Distribution, BJI assumed all liabilities to third-party lessors with respect to leases entered into by the Company with respect to the BJ's Division. While the Company will continue to be liable, by law, with respect to such lease liabilities, BJI has agreed to indemnify the Company for such liabilities. However, there is no assurance that BJI will be able to make payments under the indemnity.

  CERTAIN ANTITAKEOVER FEATURES. The Company's Certificate of Incorporation and Bylaws contain certain provisions designed to deter or prevent takeover attempts. The Company has also adopted a stockholders rights plan designed to have a similar effect. The Company is subject to Section 203 of the Delaware General Corporation Law, which also may have a similar effect.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         c.  Exhibits

         99.1  November 11, 1997 Press Release of HomeBase, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date:  November 12, 1997

                              HomeBase, Inc.

                                  /s/ Allan P. Sherman
                              By______________________________
                                Allan P. Sherman
                                President and Chief Executive Officer


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